Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) dated as of ______________________, is entered into by and between Blue Earth, Inc., a Nevada corporation (the “Company”), and the undersigned investor (together with its successors and permitted assigns, the “Investor”) on the date set forth on the signature page hereof.

In consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

TERMS OF THE OFFERING

1.1

The Company is offering solely to accredited investors and non U.S. Persons at $10.00 per Unit, on a “best efforts” no minimum basis, 910,000 Units ($9,100,000) maximum basis.  Each Unit consists of: (i) one share of Series C Convertible Preferred Stock (“Preferred Stock”), offered at $10.00 per share convertible into ten shares of Common Stock at $1.00 per share, and (ii) Class A warrants (“Warrants”) to purchase one share of Common Stock for each two shares of Common Stock issuable upon conversion of the Preferred Stock.

The terms and conditions of the Preferred Stock are set forth in the Certificate of Designation of the Rights, Preferences, Privileges and Restrictions of Series C Convertible Preferred Stock attached hereto as Exhibit A (the “Certificate”).  As set forth in the Certificate, the Preferred Stock:

•

pays an eight percent (8%) dividend when paid in cash or a twelve percent (12%) dividend when paid in common stock at the Company’s election;

•

shall be convertible at the Company’s election at $1.00 per share upon the earlier of (i) four (4) years from issuance or (ii) when the Common Stock closing price trades at $2.18 per share for sixty (60) consecutive calendar days;

•

liquidation preference of $10.00 per share plus additional unpaid dividends;

•

votes on an as converted basis with Common Stock as one class; and

will register underlying common stock on next available registration statement.

The terms of the Warrants are set forth in the form of warrant, attached hereto as Exhibit B.  As set forth in the warrant, the Warrant:

•

Warrant: Each A warrant entitles the holder to receive one common share and a B warrant when the A warrant is exercised. The exercise price is $3.00/share and the expiration date is December 31, 2013.

•

Warrant: Each B warrant entitles the holder to receive one common share and a C Warrant when the B warrant is exercised. The exercise price is $6.00/share and the expiration date three (3) years from the issuance date.

•

Warrant: Each C warrant entitles the owner to receive one common share when the C warrant is exercised. The exercise price is $12.00/share and the expiration date is three (3) years from the issuance date.

The Units, Preferred Stock, Warrants and Common Stock issuable upon conversion of the Preferred Stock and/or exercise of the Warrants are hereafter collectively referred to as the “Securities.”  This Offering is being made only to Investors who qualify as “accredited investors” as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and/or Non-U.S. Persons as such term is defined in Rule 902 of Regulation S under the Securities Act.

1.2

This Offering shall terminate at 5:00 p.m. PST on July 3, 2013 (“Termination Date”), unless terminated earlier in the Company’s sole discretion, or extended by the Company at its sole discretion.

1.3

Subject to the terms and conditions of this Agreement, the Company desires to issue to the Investor, and the Investor agrees to subscribe to, the number of Units set forth upon the signature page hereof on the terms and conditions set forth in this Agreement.

1.4

An executed and properly completed copy of this Agreement together with the other documents set forth above under “Subscription Instructions” should be delivered, to Blue Earth, 2298 Horizon Ridge Parkway, Suite 205, Henderson, NV 89052; Attention: Johnny R. Thomas, Chief Executive Officer.

1.5

Acceptance of this Offer shall not be deemed given until the countersigning of this Subscription Agreement on behalf of the Company.

1.6

If this Agreement is accepted by the Company, in whole or in part, and subject to rejection for any reason whatsoever the conditions set forth in Section 2.2 of this Agreement, the Company shall issue the Units subscribed for hereby, dated the date of closing of the Offering of such Agreement (the “Closing”) and return to the Investor a fully executed copy of this Agreement.  The Investor hereby authorizes and directs the Company to deliver certificates representing the Units to be issued to such Investor pursuant to this Agreement.

1.7

The undersigned may not withdraw this subscription or any amount, paid pursuant thereto, except as otherwise provided below.

1.8

If the Investor is not a United States person, such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units.  Such Investor’s subscription and payment for, and his or her continued beneficial ownership of the Units, will not violate any applicable securities or other laws of the Investor’s jurisdiction.

ARTICLE II

PURCHASE OF UNITS

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties of this Agreement agree as follows:

2.1

Conditions of the Offering.  It is understood and agreed that this Agreement is made subject to the following terms and conditions:

(i)

The Company shall have the right to accept or reject this Agreement in whole.  Unless this subscription is accepted in whole by the Company prior to the Termination Date, this Agreement shall be deemed rejected in whole.  Agreements accepted in whole by the Company shall be irrevocable, except as otherwise provided by law.  Agreements need not be accepted in the order received.

(ii)

At the date of the Closing, the Investor shall have been furnished with such information, documents, certificates, and opinions as it may reasonably require to evidence the accuracy, completeness, or satisfaction of the representations, warranties, covenants, agreements, and conditions herein contained or as it otherwise may reasonably request.

(iii)

The Investor acknowledges that the Company may, in its sole and absolute discretion, reduce the Investor’s Subscription Offer for Units to any number of Units less than the number of Units set forth on the signature page hereof, or that the Company may reject the Investor’s subscription in its entirety, in each case without prior notice to or consent by the Investor. Upon acceptance of the Investor’s Subscription Offer for Units, the Company shall issue the Units to the Investor subject to the terms and conditions of this Agreement. The Closing of the Offering is set forth in Section 2.2 hereof.  The Company and the Investor shall each bear their own expenses in connection with the Offering.

(iv)

The Company and the Investors agree that purchases by officers, directors, their affiliates and other insiders may be made in this Offering.

2.2

Closing; Deliver.

(i)

The “Closing” shall mean such date, after all the conditions precedent in Section 2.1 and Article V are fulfilled or waived in writing, as the case may be, prior to the Termination Date (the “Initial Closing”).  On each Closing, issuance of the Units shall take place at such time and place as the Company and the Investors mutually agree upon, orally or in writing. The Investors shall not be liable to any party, including, but not limited to, the Company, in the event any Closing does not take place owing to the conditions set out in Section 2.2 and Article V not being fulfilled or waived, as the case may be.

(ii)

At each Closing, the Company shall deliver the respective Units to be purchased by each Investor at the Closing against delivery of counterpart signature pages to this Agreement and the Offering Price.

(iii)

The following filings made by the Company with the SEC (the “SEC Documents”), all of which have been provided to the Investor or are available at the SEC’s website (www.sec.gov) consist of the Company’s Annual Report on Form 10-K for December 31, 2012, and Form 10-Q for the quarter ended March 31, 2013 under which this Offering is being made, all of which are incorporated by reference herein.

ARTICLE III

REPRESENTATION AND WARRANTIES OF INVESTORS

Each Investor represents and warrants to the Company that:

3.1

Such Investor has full power and authority to enter into this Agreement.  This Agreement, when executed and delivered by the Investor, will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

3.2

This Agreement is made with the Investor in reliance upon the Investor’s representation to the Company, which by the Investor’s execution of this Agreement, the Investor hereby confirms, that the Units to be acquired by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof as at the date of this Agreement, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, the Investor further represents that the Investor does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units. The Investor has not been formed for the specific purpose of acquiring any of the Units.

3.3

The Investor acknowledges receipt and careful review of this Agreement, the SEC Documents and all exhibits thereto and other documents furnished in connection with this transaction and provided (collectively, the “Offering Documents”) and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he has requested or desires to know; and that such information and documents have, in his opinion, afforded the Investor with all of the same information that would be provided him in a registration statement filed under the Act; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested.

3.4

The Investor recognizes that the purchase of the Units involves a high degree of risk in that (i) an investment in the Company is highly speculative and only Investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (ii) he may not be able to liquidate his investment; (iii) transferability of the Units is extremely limited; and (iv) an Investor could suffer the loss of his entire investment, as well as other risk factors as more fully set forth herein.

3.5

The Investor represents and warrants that he is either an “accredited investor” as such term in defined in Rule 501 of Regulation D promulgated under this Securities Act or a Non-U.S. Person as defined in Rule 902 of Regulation S promulgated under the Securities Act, as indicated by his responses to the Purchaser Questionnaire and Statement (“Purchaser Questionnaire”).  The Investor further represents and warrants that the information furnished in the Purchaser Questionnaire remains accurate and complete in all material respects.

3.6

The Investor acknowledges that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective Investors in the Units and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

3.7

The Investor acknowledges that this Offering may involve tax consequences and that the contents of the Offering Documents do not contain tax advice or information. The Investor acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.  The Investor acknowledges that he has had an opportunity to consult with counsel of his choice and that he must retain his own legal advisor.  The Investor has not relied on the Company, it officers, directors, or professional advisors for advise as to such consequences.

3.8

The Investor acknowledges that this Offering has not been reviewed by the SEC because of the Company’s representations that this is intended to be a nonpublic offering pursuant to Sections 4(a)(2) or 4(a)(6) of the Act and Rule 506 of Regulation D promulgated thereunder. The Investor represents that the Units are being purchased for his own account, for investment and not with a view to, or for resale in connection with, their distribution within the meaning of the Act.

The Investor agrees that he will not sell or otherwise transfer the Units unless it is registered under the Act or unless an exemption from such registration is available.

3.9

The Investor understands that the Units have not been and will be registered under the Act, by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein.  In this connection, the Investor understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Investor realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

3.10

The Investor understands that the Units, Preferred Stock, Warrants and Common Stock underlying the Preferred Stock and Warrants, and the securities issued in respect thereof, may bear one or all of the following legends:

(i)

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)

Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

3.11

The Investor understands that Rule 144 (“Rule 144”) promulgated under the Act requires, among other conditions, a six-month holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.  The Investor understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability.  The Investor consents that the Company may, if it desires, permit the transfer of the Units out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state “blue sky” laws (collectively “Securities Laws”). The Investor agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Purchaser Questionnaire or any sale or distribution by the undersigned Investor in violation of any Securities Laws.

3.12

The Investor understands that the Company will review this Agreement and the Purchaser Questionnaire and otherwise review the financial standing of the Investor, and it is agreed that the Company reserves the unrestricted right to reject or limit any subscription.

3.13

The Investor hereby represents that the address of Investor furnished by him at the end of this Agreement is the undersigned’s principal residence if he is an individual or its principal business address if it is a corporation or other entity.  If a natural person, the Investor is at least 21 years of age and legally competent to execute this Agreement.

3.14

The Investor acknowledges that if he is a Registered Representative of a FINRA member firm, he must give such firm the notice required by FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm on the signature page hereof.

3.15

The Investor acknowledges that at such time, if ever, as the Units are registered, sales of such securities will be subject to state securities laws, including those of states which may require any securities sold therein to be sold through a registered broker-dealer or in reliance upon an exemption from registration.

3.16

Investor hereby agrees that prior to the Closing Date of this Offering, he will not sell short any shares of the Company’s Common Stock or otherwise sell any shares of the Company’s Common Stock that Investor does not own, or engage in any sale that is consummated by the delivery of the Company’s shares borrowed by or from the Investor or his affiliates.

3.17

If the undersigned Investor is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Agreement has been duly and validly authorized, executed and delivered constitutes the legal, binding and enforceable obligation of the undersigned.

3.18

Each recipient of this Agreement understands that the fact that the Company is undertaking this offering, as well as certain information contained in this Agreement, may be considered to be material, non-public information under Regulation FD (Fair Disclosure) promulgated under the Exchange Act. Each recipient expressly agrees to maintain such information in confidence until such time as public disclosure of same is made.

3.19

It never has been represented, guaranteed or warranted by any broker, the Company, any of the Company’s officers, directors, stockholders, partners, employees or agents, or any other persons, whether expressly or by implication, that: (i) the Company or the undersigned will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the undersigned’s investment in the Company; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Company’s activities.

3.20

No oral or written representations have been made other than as stated in this Agreement, and no oral or, written information furnished to the undersigned or the undersigned’s advisor(s) in connection with the Offering were in any way inconsistent with the information stated in this Agreement.

3.21

The undersigned is not entering into this Agreement as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, posted on the Internet, or presented at any seminar or meeting, any registration statement of the Company on file with the SEC at any time prior to the Closing [EMPHASIS ADDED] or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

3.22

The undersigned understands that the net proceeds (see Article VI) from this Offering (after deduction for expenses of the Offering) will be used in all material respects for the purposes set forth under “Use of Proceeds” in Article VI below.  The Company may pay placement fees of up to 10% of the gross proceeds and warrants to purchase up to 10% of the shares underlying the Preferred Stock sold in this Offering to FINRA registered broker-dealers.

3.23

The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Units.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Investor on the date hereof and at the Closing Date:

4.1

 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.  The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

4.2

 This Agreement, the Units, Preferred Stock, Warrants and underlying Common Stock have been duly authorized by the Board of Directors of the Company and its shareholders. This Agreement and the Certificate of Designation shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3

 The execution, delivery and performance of this Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Units contained herein will have been duly taken and approved.

4.4

 The Units, Preferred Stock, Warrants and underlying Common Stock have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable and the shares of underlying Common Stock will not be issued in violation of any preemptive or other rights of stockholders known to the Company.

4.5

 The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith.

4.6

 The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party, which could materially adversely affect the business, property, financial condition or operations of the Company.

4.7

 The Company is not in violation of or has been notified of a default under, nor will the execution and delivery of this Agreement, the issuance of the Units, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the Company’s articles of incorporation or by-laws, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

4.8

 We are authorized to issue One Hundred Million (100,000,000) shares of $0.001 par value common stock of which 25,795,857 shares were issued and outstanding as of June 26, 2013.  Each outstanding share of Common Stock is duly authorized, validly issued, fully paid and non-assessable.  We are authorized to issue Twenty Five Million (25,000,000) shares, of $0.001 per share, preferred stock, of which 156,600 shares of Series A Preferred Stock are convertible into 1,566,000 shares of Common Stock, 96,302 shares of Series B Preferred Stock are convertible into 963,020 shares of Common Stock, and 867,000 shares of Series C Preferred Stock are convertible into 8,670,000, shares of Common Stock, as of June 26, 2013. The Company does not own or have any contract to acquire, any equity securities or other securities of any person or any, direct or indirect, equity or ownership interest in any other business.

4.9

 Except for a Form D filing with the SEC and any required blue sky filings, no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution, delivery or performance by the Company of this Agreement or the execution, issuance, sale or delivery of the Units.

4.10

 No consent of any party to any material contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of this Agreement, or the execution, issuance, sale or delivery of the Securities.

ARTICLE V
CONDITIONS TO CLOSING

5.1

Conditions of the Investors’ Obligations at Closing.

(a)

Conditions of the Investors’ Obligations at Each Closing. The obligations of each Investor to the Company to subscribe for the Units at the Closing in accordance with the provisions of this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(i)

Representations and Warranties.  The representations and warranties of the Company contained in Article IV shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of the date of each Closing.

(ii)

Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Units pursuant to this Agreement shall be obtained and effective as of the Initial Closing.

(iii) Receipt of Securities.  The Investors shall have received such Units and the executed Agreement duly executed by the Company and acceptable in all respects to the Investors.

(iv)  Corporate Proceedings; Consents, etc.  All consents and other proceedings to be taken and all waivers and consents to be obtained in connection with the transactions contemplated by the Agreements shall have been taken or obtained.

5.2

Conditions of the Company’s Obligations at Closing.  The obligations of the Company to each Investor under this Agreement are subject to the fulfillment, on or before both the Closing, of each of the following conditions, unless otherwise waived:

(a)

Representations and Warranties.  The representations and warranties of each Investor contained in Article III shall be true on and as of each Closing with the same effect as though such representations and warranties had been made on and as of such Closing.

(b)

Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of each Closing.

(c)

Receipt of Funds and Agreement. The Company shall have received the Offering Price for the Securities, the signature page to this Agreement and the Purchaser Questionnaire and Statement if required.

ARTICLE VI

USE OF PROCEEDS

If all of the Securities are sold (including the over-subscription option), the Company will receive gross proceeds of $9,100,000 prior to deducting offering expenses of this Offering including legal, accounting, printing, Blue Sky and other miscellaneous expenses.  The Company currently intends to use the net proceeds to close pending acquisitions, construct Solar PV projects and for working capital purposes.

The Company reserves the right to change the ratio and the total dollars committed to each category, based upon management’s evaluation and determination of the best use for the proceeds at the time proceeds are disbursed.

ARTICLE VII

REGISTRATION RIGHTS

The Common Stock underlying the Preferred Stock and the Warrants will be included in the next S-1 Registration Statement which the Company files with the SEC, for those investors who have subscribed and paid for their shares before the filing.  Investors who file after the S-1 Registration Statement has been filed will be added to the first amendment filed by the Company during the review process.  There can be no assurance that the SEC will allow shares to be added at that stage of the process.

ARTICLE VIII
MISCELLANEOUS

8.1

Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, and to the Investor at his address indicated on the signature page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

8.2

This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

8.3

This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

8.4

Notwithstanding the place where this Agreement may be executed by any of the  parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the law of the State of Nevada. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in Nevada and they hereby submit to the exclusive jurisdiction of the courts of the State of Nevada with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

8.5

This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Investor, this Agreement shall become a binding obligation of the Investor with respect to the purchase of the purchased Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

8.6

The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

8.7

It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

8.8

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

8.9

The Company agrees not to disclose the names, addresses or any other information about the Investors, except as required by law, provided, that the Company may use information relating to the Investor in any registration statement under the Act with respect to the Units.

8.10

Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below or as subsequently modified by written notice.

8.11

Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction.  Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which each Investor or any of its officers, employees, or representatives is responsible.  The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

8.12

This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements, including any term sheet or memorandum of understanding relating to the transaction contemplated by this Agreement, existing between the parties hereto are expressly canceled.

8.13

Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Sections 8.3 and 8.13).

ARTICLE IX
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this Agreement are certain statements which are not historical or current fact and constitute “forward-looking statements” within the meaning of such term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual financial or operating results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statement. Such forward-looking statements are based on our best estimates of future results, performance or achievements, based on current conditions and the most recent results of the Company.  In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “may,” “will,” “potential,” “opportunity,” “believes,” “belief,” “expects,” “intends,” “estimates,” “ anticipates” or “plans” to be uncertain and forward-looking.  The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s reports and registration statements filed with the Securities and Exchange Commission.  Consequently, all of the forward-looking statements made in this Agreement are qualified by these cautionary statements and there can be no assurance that the actual results anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations.

ARTICLE X

BLUE SKY LEGENDS

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS SHOULD RELY ONLY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THIS OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS OF THE SECURITIES SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year set forth below.

(a)__________________________________ Signature of Investor	______________________________________ Signature of Co-Investor
______________________________________ Printed Name of Investor	______________________________________ Printed Name of Co-Investor
______________________________________ ______________________________________ Address of Investor	______________________________________ ______________________________________ Address of Co-Investor

______________________________________ Social Security Number of Investor	______________________________________ Social Security Number of Co-Investor
(b) If Entity Investor: By: ___________________________________
Name: Title: __________________________________
______________________________________ ______________________________________ Address of Investor
______________________________________ Taxpayer Identification Number of Investor

(c)_______________________ Number of Units	X $10.00 =	$_______________________ Amount of Investment

Dated: ____________ ___, 2013

*If Investor is a Registered Representative with a FINRA member firm, have the following acknowledgement signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the FINRA Conduct Rules.

_____________________________

Name of FINRA Member Firm

By: _____________________________

Authorized Officer

Subscription Accepted: Blue Earth, Inc. By: _____________________________ Johnny R. Thomas, Chief Executive Officer